SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) April 12, 1999



                          ANCHOR FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



          South Carolina            000-13759                 57-0778015
(State or other jurisdiction of    (Commission              (IRS Employer
incorporation or organization)     File Number)         Identification number)



                                 2002 Oak Street
                             Myrtle Beach, SC 29577
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (843) 448-1411
              (Registrant's telephone number, including area code)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Due to the significant growth of Anchor Financial Corporation and the level of merger and acquisition activity experienced by the Corporation over the last two years, management determined the need to evaluate its relationship with its independent accountants, PricewaterhouseCoopers LLP. The Corporation received proposals from four highly competent and professional independent accounting firms, including one from PricewaterhouseCoopers LLP. After a thorough analysis and interview process, management recommended Arthur Andersen LLP to the board of directors for approval. This recommendation was reviewed by the audit committee and was approved unanimously by the board of directors of Anchor Financial Corporation on April 12, 1999. PricewaterhouseCoopers was notified on April 12, 1999.

Therefore, Anchor Financial Corporation has dismissed PricewaterhouseCoopers LLP as its independent certified public accountants and has engaged Arthur Andersen LLP as its new independent certified public accountants effective April 12, 1999.

The reports of PricewaterhouseCoopers on the Corporation's financial statements for the fiscal years ended December 31, 1998 and 1997 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Corporation's financial statements for each of the fiscal years ended December 31, 1998 and 1997, and through April 12, 1999, there were no disagreements with PricewaterhouseCoopers on matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused PricewaterhouseCoopers to make reference to such matter in its report.

The Corporation has furnished PricewaterhouseCoopers with a copy of the foregoing disclosure and requested PricewaterhouseCoopers to furnish it with a letter addressed to the Securities and Exchange Commission indicating any disagreement with the foregoing statements. A copy of the letter of PricewaterhouseCoopers to the Securities and Exchange Commission, dated April 16, 1999, is filed as Exhibit 16 hereto.

ITEM 7. EXHIBITS

           The following exhibits are filed as part of this report.

           Exhibits

           Exhibit 16 - Letter of  PricewaterhouseCoopers  LLP to the Securities
                        and Exchange Commission dated April 16, 1999.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        /s/ John J. Moran
                                        John J. Moran, Senior Vice President
                                          and Comptroller

Date:  April 16, 1999

                                INDEX TO EXHIBITS


Documents filed under Item 7

         Exhibit 16 - Letter of PricewaterhouseCoopers LLP to the Securities and
                      Exchange Commission dated April 16, 1999